SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2001

                        ALLOU HEALTH & BEAUTY CARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-10340                   11-2953972
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 (State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)            File No.)              Identification No.)


50 Emjay Boulevard, Brentwood, New York                                11717
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (631) 273-4000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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          On September 26, 2001, Allou Health & Beauty Care, Inc. (the
"Company") issued a press release relating to the rescheduled date for the Company's adjourned annual meeting of stockholders.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.      Description
         -----------      -----------

             99           Press Release of the Company dated September 26, 2001.


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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALLOU HEALTH & BEAUTY CARE, INC.


Date:    October 5, 2001          By:      /s/ David Shamilzadeh
                                           -------------------------------------
                                           Name:    David Shamilzadeh
                                           Title:   President and
                                                    Principal Accounting Officer

                                  EXHIBIT INDEX




         Exhibit No.      Description
         -----------      -----------

             99           Press Release of the Company dated September 26, 2001.